Energy Development Company

KED Quarterly Report

August 31, 2017

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in public and private entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in
Note 1 –Organization).

As of August 31, 2017, we had total assets of $315 million, net assets applicable to our common stockholders of $188 million (net asset value of $17.44 per share), and 10.8 million shares of common stock outstanding. As of August 31, 2017, we held $299 million in equity investments and no debt investments.

Recent Events

On August 11, 2017, we entered into a new senior secured credit facility (the “Credit Facility”), which included a $60 million secured term loan (the “Term Loan”) and a $70 million secured revolving facility (the “Revolving Credit Facility”). The Term Loan has a four-year term maturing on August 11, 2021, and the Revolving Credit Facility has a two-year commitment maturing on August 11, 2019. The Term Loan and the Revolving Credit Facility replace our $120 million revolving credit facility and $70 million term loan that were scheduled to mature on August 28, 2017 and August 28, 2018, respectively.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2017.

Holding		Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	Energy Transfer Partners, L.P.	Midstream MLP	$37.8	12.6%
2.	Williams Partners L.P.	Midstream MLP	27.9	9.4
3.	Enterprise Products Partners L.P.	Midstream MLP	25.1	8.4
4.	ONEOK, Inc.	Midstream Company	22.2	7.4
5.	Western Gas Partners, LP	Midstream MLP	21.9	7.3
6.	Targa Resources Corp.	Midstream Company	15.4	5.2
7.	MPLX LP	Midstream MLP	13.1	4.4
8.	Tallgrass Energy Partners, LP	Midstream MLP	10.7	3.6
9.	Andeavor Logistics LP	Midstream MLP	10.2	3.4
10.	Plains GP Holdings, L.P.(1)	Midstream MLP	9.3	3.1

			$193.6	64.8%

(1)	Our investment includes our holdings of Plains GP Holdings, L.P. (“PAGP”) and our interest in Plains AAP, L.P. (“PAGP-AAP”). Our ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. units at our option.

Results of Operations — For the Three Months Ended August 31, 2017

Investment Income.    Investment income totaled $0.3 million for the quarter. We received $6.0 million of dividends and distributions during the quarter, of which $5.1 million was treated as a return of capital and $0.03 million was treated as distributions in excess of cost basis. Return of capital was increased by $0.6 million due to 2016 tax reporting information that we received in fiscal 2017.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating Expenses.    Operating expenses totaled $2.3 million, including $1.0 million of investment management fees (net of a $0.4 million fee waiver), $0.8 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million) and $0.3 million of other operating expenses. Preferred stock distributions during the quarter were $0.2 million.

Net Investment Loss.    Our net investment loss totaled $1.2 million and included a current tax benefit of $2.0 million and a deferred tax expense of $1.2 million.

Net Realized Gains.    We had net realized gains from investments of $8.1 million, consisting of realized gains from long-term investments of $12.9 million, a current tax expense of $5.5 million and a deferred tax benefit of $0.7 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $13.5 million. The net change consisted of a $21.3 million decrease in our unrealized gains from investments and a deferred tax benefit of $7.8 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $6.6 million. This decrease was comprised of a net investment loss of $1.2 million, net realized gains of $8.1 million and a net decrease in unrealized gains of $13.5 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2017
Distributions and Other Income from Investments
Dividends and Distributions(1)	$6.03
Call Options Repurchased	(0.01)

Total Distributions from Investments	6.02
Expenses
Net Investment Management Fee	(1.00)
Other Expenses	(0.28)
Interest Expense	(0.55)
Preferred Stock Distributions	(0.21)

Net Distributable Income (NDI)	$3.98

Weighted Shares Outstanding	10.7
NDI per Weighted Share Outstanding	$0.371

Adjusted NDI per Weighted Share Outstanding(2)	$0.384

Distributions paid per Common Share(3)	$0.400

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $0.14 million of consideration received in the merger of MarkWest Energy Partners, L.P. and MPLX LP. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	The distribution of $0.40 per share for the third quarter of fiscal 2017 was paid on October 13, 2017.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

On August 11, 2017, we entered into a new Credit Facility including a $60 million Term Loan and a $70 million Revolving Credit Facility. The Term Loan has a four-year term maturing on August 11, 2021, and the Revolving Credit Facility has a two-year commitment maturing on August 11, 2019. The Term Loan and the Revolving Credit Facility replace our $120 million revolving credit facility and $70 million term loan that were scheduled to mature on August 28, 2017 and August 28, 2018, respectively. The interest rate on $30 million of the Term Loan is fixed at 3.06%, and the interest rate on the remaining $30 million of the Term Loan is LIBOR plus 1.40%. The interest rate on outstanding loan balances on the Revolving Credit Facility is LIBOR plus 1.25%. We pay a fee of 0.30% per annum on any unused amounts under the Revolving Credit Facility.

The refinancing of the Credit Facility (a) reduced the size of the maturing facility to align with our current liquidity needs, (b) removed the borrowing base terms and conditions that were necessary when we held a significant amount of illiquid investments, and (c) fixed a portion of our interest expense.

At August 31, 2017, we had total leverage outstanding of $89 million, which represented 28% of total assets. At quarter end, total leverage was comprised of $64 million outstanding under our new Credit Facility and $25 million of mandatory redeemable preferred shares (“MRP Shares”). As of August 31, 2017, we had $60 million outstanding under the Term Loan, $4 million outstanding under the Revolving Credit Facility, and we had $2 million of cash and cash equivalents. As of October 20, 2017, we had $60 million outstanding under

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

the Term Loan, $9 million outstanding under the Revolving Credit Facility, and we had $1 million of cash and cash equivalents.

At August 31, 2017, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 432% for debt and 311% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 385%. At times we may be above or below this target depending upon market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 290% and the basic maintenance amount as stated in our rating agency guidelines.

At August 31, 2017, our total leverage consisted of both fixed rate (62%) and floating rate (38%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.20%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 159.2%
Equity Investments(1) — 159.2%
Midstream MLP — 131.6%
Andeavor Logistics LP	206	$10,248
Antero Midstream Partners LP	57	1,918
Arc Logistics Partners LP	366	6,079
Buckeye Partners, L.P.	145	8,314
Crestwood Equity Partners LP	102	2,534
DCP Midstream, LP	209	6,726
Dominion Midstream Partners, LP — Convertible Preferred Units(2)(3)(4)	106	3,240
Enbridge Energy Partners, L.P.	301	4,584
Energy Transfer Partners, L.P.	1,986	37,754
EnLink Midstream Partners, LP	423	6,867
Enterprise Products Partners L.P.(5)	964	25,137
EQT Midstream Partners, LP	84	6,377
Global Partners LP	297	5,145
Magellan Midstream Partners, L.P.	62	4,205
MPLX LP	383	13,138
NGL Energy Partners LP	285	2,548
NuStar Energy L.P	60	2,429
Phillips 66 Partners LP	70	3,349
Plains All American Pipeline, L.P.(6)	387	8,387
Plains GP Holdings, L.P.(6)	70	1,574
Plains GP Holdings, L.P. — Plains AAP, L.P.(3)(6)(7)	345	7,750
Shell Midstream Partners, L.P.	161	4,447
Spectra Energy Partners, LP	110	4,881
Sprague Resources LP	99	2,544
Summit Midstream Partners, LP	120	2,522
Tallgrass Energy Partners, LP	227	10,726
TC PipeLines, LP	69	3,631
Western Gas Partners, LP	428	21,871
Williams Partners L.P.	709	27,950

		246,875

Midstream Company — 22.6%
Kinder Morgan, Inc.	137	2,642
ONEOK, Inc.	410	22,215
Tallgrass Energy GP, LP	79	2,121
Targa Resources Corp.	346	15,401

		42,379

Shipping MLP — 5.0%
Capital Product Partners L.P. — Class B Units(2)(3)(8)	606	4,624
Golar LNG Partners LP	220	4,836

		9,460

Total Long-Term Investments — United States — 159.2% (Cost — $281,138)		298,714

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

(amounts in 000’s)

(UNAUDITED)

Description	Value
Debt	$(64,000)
Mandatory Redeemable Preferred Stock at Liquidation Value	(25,000)
Deferred Income Tax Liability	(31,106)
Income Tax Receivable	8,003
Other Assets in Excess of Other Liabilities	1,033

Net Assets Applicable To Common Stockholders	$187,644

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(3)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2017, the aggregate value of restricted securities held by the Company was $15,614 (5.0% of total assets), which included $7,750 of Level 2 securities and $7,864 of Level 3 securities. See Note 7 — Restricted Securities.

(4)	On December 1, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“DM Convertible Preferred Units”) from Dominion Midstream Partners, LP (“DM”). The DM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.3135 per unit for the first two years and thereafter will pay the higher of (a) $0.3135 per unit or (b) the distribution that the DM Convertible Preferred Units would receive on an as converted basis. For the first two years, the distribution may be paid, at DM’s option, in cash or in units. After two years, the distribution will be paid in cash. The DM Convertible Preferred Units are subject to a lock-up agreement through December 1, 2017. Holders of the DM Convertible Preferred Units may convert on a one-for-one basis to DM common units any time after December 1, 2018.

(5)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(6)	The Company believes that it is an affiliate of Plains All American Pipeline, L.P. (“PAA”), Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”). See Note 5 — Agreements and Affiliations.

(7)	The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(8)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the third quarter.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2017

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $270,892)	$281,003
Affiliated (Cost — $10,246)	17,711

Total investments (Cost — $281,138)	298,714
Cash	1,675
Receivable for securities sold	5,768
Dividends and distributions receivable	216
Deferred credit facility offering costs and other assets	509
Income tax receivable	8,003

Total Assets	314,885

LIABILITIES
Payable for securities purchased	5,777
Investment management fee payable	996
Accrued directors’ fees and expenses	62
Accrued expenses and other liabilities	717
Deferred income tax liability	31,106
Revolving credit facility	4,000
Term loan	60,000
Unamortized term loan issuance costs	(345)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,000,000 shares issued and outstanding)	25,000
Unamortized mandatory redeemable preferred stock issuance costs	(72)

Total Liabilities	127,241

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$187,644

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (199,000,000 shares authorized; 10,759,279 shares issued and outstanding)	$11
Paid-in capital	188,969
Accumulated net investment loss, net of income taxes, less dividends	(125,609)
Accumulated net realized gains on investments, net of income taxes	113,055
Net unrealized gains on investments, net of income taxes	11,218

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$187,644

NET ASSET VALUE PER COMMON SHARE	$17.44

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2017	For the Nine Months Ended August 31, 2017
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$5,584	$17,401
Affiliated investments	441	1,267

Total dividends and distributions	6,025	18,668
Return of capital	(5,730)	(17,001)
Distributions in excess of cost basis	(27)	(76)

Net dividends and distributions	268	1,591

Total Investment Income	268	1,591

Expenses
Investment management fees, before investment management fee waiver	1,376	4,360
Professional fees	101	333
Directors’ fees and expenses	61	187
Administration fees	30	93
Insurance	18	54
Custodian fees	18	52
Other expenses	49	176

Total Expenses — before fee waiver, interest expense and preferred distributions	1,653	5,255

Investment management fee waiver	(380)	(1,196)
Interest expense and amortization of offering costs	785	2,116
Distributions on mandatory redeemable preferred stock and amortization of offering costs	218	653

Total Expenses — before taxes	2,276	6,828

Net Investment Loss — Before Taxes	(2,008)	(5,237)
Current income tax benefit	2,031	1,004
Deferred income tax benefit (expense )	(1,254)	780

Net Investment Loss	(1,231)	(3,453)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	12,872	17,788
Options	21	39
Current income tax expense	(5,447)	(3,667)
Deferred income tax benefit (expense )	677	(2,849)

Net Realized Gains	8,123	11,311

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(18,370)	(11,648)
Investments — affiliated	(2,896)	(7,878)
Options	(15)	157
Deferred income tax benefit	7,756	7,079

Net Change in Unrealized Gains	(13,525)	(12,290)

Net Realized and Unrealized Losses	(5,402)	(979)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(6,633)	$(4,432)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2017 (Unaudited)		For the Fiscal Year Ended November 30, 2016
OPERATIONS
Net investment loss, net of tax(1)	$(3,453)		$(4,190)
Net realized gains (losses), net of tax	11,311		(676)
Net change in unrealized gains, net of tax	(12,290)		28,381

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,432)		23,515

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(12,590	)(2)	(2,022	)(3)
Distributions — return of capital	(1,134	)(2)	(18,434	)(3)

Dividends and Distributions to Common Stockholders	(13,724)		(20,456)

CAPITAL STOCK TRANSACTIONS
Issuance of 43,309 shares of common stock	—		670	(4)
Issuance of 54,570 and 86,861 shares of common stock from reinvestment of dividends and distributions, respectively	965		1,377

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	965		2,047

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(17,191)		5,106

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	204,835		199,729

End of period	$187,644		$204,835

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 – Significant Accounting Policies. Distributions in the amount of $632 paid to holders of MRP Shares during the nine months ended August 31, 2017 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $842 paid to holders of MRP Shares for the fiscal year ended November 30, 2016 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2017 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2016 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(4)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $670 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2017

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(4,432)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	17,001
Distributions in excess of cost basis	76
Net realized gains	(17,827)
Net change in unrealized gains	19,369
Purchase of long-term investments	(52,460)
Proceeds from sale of long-term investments	58,908
Decrease in deposits with brokers	124
Increase in receivable for securities sold	(3,330)
Increase in dividends and distributions receivable	(130)
Amortization of debt offering costs	545
Amortization of mandatory redeemable preferred stock offering costs	21
Decrease in prepaid expenses and other assets	40
Decrease in income tax receivable	9,781
Increase in payable for securities purchased	5,777
Decrease in investment management fee payable	(27)
Decrease in call options written	(124)
Increase in accrued directors’ fees and expenses	1
Increase in accrued expenses and other liabilities	57
Decrease in deferred income tax liability	(5,010)

Net Cash Provided by Operating Activities	28,360

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(4,000)
Decrease in borrowings under term loan	(10,000)
Costs associated with issuance of credit facility and term loan	(607)
Cash distributions paid to common stockholders	(12,759)

Net Cash Used in Financing Activities	(27,366)

NET INCREASE IN CASH	994
CASH — BEGINNING OF PERIOD	681

CASH — END OF PERIOD	$1,675

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $965.

During the nine months ended August 31, 2017, there were $120 of state income tax refunds received and $6,999 of federal income tax refunds received. The Company paid interest of $1,525 on its debt obligations.

During the nine months ended August 31, 2017, the Company received $1,077 of non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2017 (Unaudited)		For the Fiscal Year Ended November 30,
			2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.14		$18.89	$33.14	$29.96
Net investment income (loss)(2)	(0.32)		(0.39)	(0.20)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.09)		2.57	(11.94)	5.38
Net change in unrealized losses — conversion to taxable corporation	—		—	—	—

Total income (loss) from investment operations	(0.41)		2.18	(12.14)	5.23

Common dividends(3)	(1.17)		(0.19)	(2.11)	(2.04)
Common distributions from net realized long-term capital gains(3)(4)	—		—	—	—
Common distributions — return of capital(3)	(0.11)		(1.73)	—	—

Total dividends and distributions — common	(1.28)		(1.92)	(2.11)	(2.04)

Effect of common shares issued in reinvestment of distributions	(0.01)		(0.01)	—	(0.01)

Net asset value, end of period	$17.44		$19.14	$18.89	$33.14

Market value per share of common stock, end of period	$16.74		$19.48	$17.39	$34.99

Total investment return based on common stock market value(5)	(7.7	)%(6)	26.1%	(46.1)%	30.2%
Total investment return based on net asset value(7)	(2.1	)%(6)	14.1%	(38.1)%	18.1%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$187,644		$204,835	$199,729	$348,496
Ratio of expenses to average net assets:
Management fees	2.8%		2.7%	2.7%	2.7%
Other expenses	0.6		0.6	0.4	0.4

Subtotal	3.4		3.3	3.1	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8		1.7	1.0	0.7
Management fee waivers	(0.8)		(0.7)	(0.7)	(0.4)
Income tax expense(9)	—		7.4	—	9.0

Total expenses(10)	4.4%		11.7%	3.4%	12.4%

Ratio of net investment income (loss) to average net assets(2)	(2.2)%		(2.2)%	(0.8)%	(0.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(2.1	)%(6)	12.2%	(45.4)%	15.2%
Portfolio turnover rate	15.7	%(6)	37.8%	21.4%	31.4%
Average net assets	$207,080		$192,333	$282,058	$360,463
Credit facility outstanding, end of period(11)	$4,000		$8,000	$1,000	$44,000
Term loan outstanding, end of period(11)	$60,000		$70,000	$70,000	$70,000
Mandatory redeemable preferred stock, end of period(11)	$25,000		$25,000	$25,000	$—
Average shares of common stock outstanding	10,732,350		10,663,300	10,542,233	10,489,146
Asset coverage of total debt(12)	432.3%		394.7%	416.5%	405.7%
Asset coverage of total leverage (debt and preferred stock)(13)	310.8%		298.9%	308.1%	405.7%
Average amount of borrowings outstanding per share of common stock during the period	$6.96		$6.86	$7.62	$9.16

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011	2010
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.74	$23.01	$20.56	$16.58
Net investment income (loss)(2)	(0.14)	0.08	0.25	(0.18)
Net realized and unrealized gain (loss) on investments	8.13	2.27	3.60	5.39
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	7.99	2.35	3.85	5.21

Common dividends(3)	(1.76)	(1.62)	(1.37)	(0.51)
Common distributions from net realized long-term capital gains(3)(4)	—	—	—	—
Common distributions — return of capital(3)	—	—	—	(0.69)

Total dividends and distributions — common	(1.76)	(1.62)	(1.37)	(1.20)

Effect of common shares issued in reinvestment of distributions	(0.01)	—	(0.03)	(0.03)

Net asset value, end of period	$29.96	$23.74	$23.01	$20.56

Market value per share of common stock, end of period	$28.70	$26.01	$20.21	$18.21

Total investment return based on common stock market value(5)	18.1%	37.8%	19.3%	45.8%
Total investment return based on net asset value(7)	35.1%	10.5%	20.3%	34.3%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$313,404	$247,017	$238,030	$211,041
Ratio of expenses to average net assets:
Management fees	2.5%	2.4%	2.4%	2.1%
Other expenses	0.5	0.6	0.7	1.0

Subtotal	3.0	3.0	3.1	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	0.9	0.8	0.9
Management fee waivers	(0.1)	—	—	—
Income tax expense(9)	17.1	5.6	10.0	16.3

Total expenses(10)	20.8%	9.5%	13.9%	20.3%

Ratio of net investment income (loss) to average net assets(2)	(0.5)%	0.3%	1.1%	(1.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	29.2%	9.9%	17.1%	28.3%
Portfolio turnover rate	38.4%	34.6%	68.1%	33.4%
Average net assets	$284,880	$246,183	$231,455	$188,307
Credit facility outstanding, end of period(11)	$85,000	$72,000	$77,000	$57,000
Term loan outstanding, end of period(11)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$—	$—	$—	$—
Average shares of common stock outstanding	10,430,618	10,372,215	10,301,878	10,212,289
Asset coverage of total debt(12)	468.7%	443.1%	409.1%	470.2%
Asset coverage of total leverage (debt and preferred stock)(13)	468.7%	443.1%	409.1%	470.2%
Average amount of borrowings per share of common stock during the period	$7.46	$7.54	$6.07	$5.38

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2009	2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.10	$23.95	$24.03
Net investment income (loss)(2)	0.10	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.68	(5.89)	1.18
Net change in unrealized losses — conversion to taxable corporation	—	(0.38)	—

Total income (loss) from investment operations	1.78	(6.18)	1.26

Common dividends(3)	—	—	(0.95)
Common distributions from net realized long-term capital gains(3)(4)	—	—	(0.15)
Common distributions — return of capital(3)	(1.30)	(1.67)	(0.24)

Total dividends and distributions — common	(1.30)	(1.67)	(1.34)

Effect of common shares issued in reinvestment of distributions	—	—	—

Net asset value, end of period	$16.58	$16.10	$23.95

Market value per share of common stock, end of period	$13.53	$9.63	$23.14

Total investment return based on common stock market value(5)	56.0%	(54.8)%	9.3%
Total investment return based on net asset value(7)	14.4%	(27.0)%	5.1%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$168,539	$162,687	$240,758
Ratio of expenses to average net assets:
Management fees	2.0%	0.4%	3.1%
Other expenses	1.3	1.1	0.9

Subtotal	3.3	1.5	4.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	2.0	1.0
Management fee waivers	—	—	(0.4)
Income tax expense(9)	6.9	—	0.8

Total expenses(10)	11.0%	3.5%	5.4%

Ratio of net investment income (loss) to average net assets(2)	0.7%	0.4%	0.3%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.3%	(29.5)%	5.1%
Portfolio turnover rate	20.9%	27.0%	28.8%
Average net assets	$160,847	$211,531	$246,468
Credit facility outstanding, end of period(11)	$56,000	$57,000	$99,000
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$—	$—	$—
Average shares of common stock outstanding	10,116,071	10,073,398	10,014,496
Asset coverage of total debt(12)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(13)	—	—	—
Average amount of borrowings per share of common stock during the period	$5.28	$7.50	$3.25

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distributions paid for the nine months ended August 31, 2017 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(4)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the nine months ended August 31, 2017, the Company reported a net income tax benefit of $2,347 (1.5% of average net assets on an annualized basis) primarily related to unrealized losses on investments. For the fiscal years ended November 30, 2015 and 2008, the Company reported a net income tax benefit of $76,311 (27.1% of average net assets) and $33,264 (15.7% of average net assets), respectively, primarily related to unrealized losses on investments. Income tax expense is assumed to be 0% because the Company reported a net income tax benefit during these periods.

(10)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(11)	Principal / liquidation value.

(12)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by senior securities representing indebtedness (principal value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(13)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by the aggregate amount of any other senior securities representing

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

indebtedness (principal value) and MRP Shares (liquidation value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2017, the Company held 4.2% of its net assets applicable to common stockholders (2.5% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at August 31, 2017 was $7,864. See Note 3 — Fair Value and Note 7 — Restricted Securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

E. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 93% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Company’s MLP investments is received. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the nine months ended August 31, 2017, the Company estimated $17,001 of return of capital and $76 of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses).

	For the Three Months Ended August 31, 2017	For the Nine Months Ended August 31, 2017
Return of capital portion of dividends and distributions received	95%	91%
Return of capital — attributable to net realized gains (losses)	$1,337	$1,598
Return of capital — attributable to net change in unrealized gains (losses)	4,393	15,403

Total return of capital	$5,730	$17,001

For the three and nine months ended August 31, 2017, the Company estimated the return of capital portion of distributions received to be $5,124 (85%) and $16,395 (88%), respectively. These amounts were increased by $606 due to 2016 tax reporting information received by the Company in fiscal 2017. As a result, the return of capital percentages for the three and nine months ended August 31, 2017 were 95% and 91%, respectively. In addition, for the three and nine months ended August 31, 2017, the Company estimated the cash distributions that were in excess of cost basis to be $27 and $76, respectively.

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and nine months ended August 31, 2017, the Company received $367 and $1,077, respectively, of non-cash distributions from its investment in Enterprise Products Partners L.P.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 11 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The Company adopted the amendments to Regulation S-X as of August 1, 2017, which requires disclosure of the notional amount of open call option contracts written. As of August 31, 2017, the Company did not have any open option contracts.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. In the first quarter of fiscal 2017, the Company adopted ASU No. 2015-03 and ASU No. 2015-15 and has classified the costs incurred to issue the Term Loan and MRP Shares as a deduction from the carrying value of the Term Loan and MRP Shares on the Statement of Assets and Liabilities. Previously, these issuance costs were capitalized as an asset on the Statement of Assets and Liabilities. Additionally, the Company has updated its disclosure in Notes 10 and 11 related to the unamortized Term Loan and MRP Share issuance costs. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of the Term Loan or MRP Shares. There was no financial reporting impact to information presented for prior periods as a result of this accounting standard update.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2017, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$298,714	$283,100	$7,750	(1)	$7,864

(1)	The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2017. For the nine months ended August 31, 2017, there were no transfers between Level 1 and Level 2.

As of August 31, 2017, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000. The MRP Shares were issued in a private placement to an institutional investor, are not registered under the Securities Act of 1933 and are not listed on any exchange or automated quotation system. As such, the Company categorizes the MRP Shares as Level 3 and determines fair value of this instrument based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Company records these MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2017, the estimated fair value of the MRP Shares was $25,000. See Note 11 —Preferred Stock.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2017.

Three Months Ended August 31, 2017	Equity Investments
Balance — May 31, 2017	$7,650
Purchase	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	214

Balance — August 31, 2017	$7,864

Nine Months Ended August 31, 2017	Equity Investments
Balance — November 30, 2016	$12,033
Purchase	2,800
Transfers out to Level 1 and 2	(7,839)
Realized gains (losses)	—
Unrealized gains (losses), net	870

Balance — August 31, 2017	$7,864

The purchase of $2,800 relates to the Company’s investment in Dominion Midstream Partners, LP convertible preferred units (December 2016).

The transfers out of $7,839 relate to the Company’s investment in Western Gas Partners, LP convertible preferred units that were converted into common units during the first and second quarters of 2017. The Company utilizes the beginning of reporting period method for determining transfers between levels.

The $214 and $870 of unrealized gains relate to investments that were still held at the end of the reporting period, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”) and Dominion Midstream Partners, LP (“DM”). The convertible preferred units are (in the case of CPLP), or will be (in the case of DM), convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for comparable companies for CPLP and DM, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

model to account for an expected discount in market prices for its convertible securities relative to the values calculated using the pricing model. For DM, the Company applies a discount to the value derived from the convertible pricing model to account for the expected period of illiquidity. In each case, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2017:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
CPLP — valued based on pricing model	$4,624	- Convertible pricing model	- Credit spread	6.8%	7.5%	7.1%
			- Volatility	40.0%	45.0%	42.5%
			- Discount for marketability	10.0%	10.0%	10.0%

DM — value based on pricing model	3,240	- Convertible pricing model	- Credit spread	4.0%	4.5%	4.3%
			- Volatility	22.5%	25.0%	23.8%
			- Illiquidity discount	0.5%	0.5%	0.5%

Total	$7,864

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2017, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	82.6%
Largest single issuer	12.6%
Restricted securities	5.2%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Effective December 1, 2014, KAFA entered into a fee waiver agreement with the Company that provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s long-term investments that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of the Company’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver is determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied. On March 30, 2017, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2018 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the nine months ended August 31, 2017, the Company paid management fees at an annual rate of 1.27% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding current and deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the Company’s investments in affiliates as of and for the period ended August 31, 2017:

			Dividends/ Distributions Received		Net Change in Unrealized Gains (Losses)
Investment(1)	No. of Shares/ Units(2) (in 000’s)	Value	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Plains All American Pipeline, L.P.	387	$8,387	$213	$621	$(1,603)	$(3,686)
Plains GP Holdings, L.P.	70	1,574	38	77	(255)	(519)
Plains GP Holdings, L.P. — Plains AAP, L.P.	345	7,750	190	569	(1,038)	(3,673)

Total		$17,711	$441	$1,267	$(2,896)	$(7,878)

(1)	See Schedule of Investments for investment classification.

(2)	During the nine months ended August 31, 2017, the Company purchased 32 units of PAA and 70 shares of PAGP, and there were no sales of PAA, PAGP or PAGP-AAP during the period.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

At August 31, 2017, components of the Company’s current and deferred tax assets and liabilities are as follows.

Income tax receivable, net	$8,003

Deferred tax asset:
Organizational costs	$8
Capital loss carryforward — State	937
AMT credit carryforwards	13
Deferred tax liabilities:
Net unrealized gains on investment securities	(32,064)

Total deferred tax liability, net	$(31,106)

During the nine months ended August 31, 2017, the Company received refunds of $6,999 related to federal carryback claims filed during the fourth quarter of fiscal 2016, and the Company received $120 in state tax refunds (net of payments) including $128 in state carryback claims relating to the 2012 and 2014 tax returns. The income tax receivable of $8,003 includes (i) $9,761 of federal carryback claims filed in the fourth quarter of 2017; (ii) $1,221 of federal refund for overpayment of estimated taxes during the fiscal year ended November 30, 2016 and (iii) $489 of state estimated overpayment amounts. Offsetting these amounts, the Company earned taxable income of $9,463 during the nine months ended August 31, 2017 that resulted in a current income tax liability of $3,468.

At August 31, 2017, the Company had a state capital loss carryforward of $35,144 (deferred tax asset of $937). Realization of the capital loss carryforward is dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2021.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At August 31, 2017, the Company had alternative minimum tax (“AMT”) credit carryforwards of $13. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended August 31, 2017	For the Nine Months Ended August 31, 2017
Computed federal income tax benefit at 35%	$3,639	$2,373
State income tax benefit, net of federal tax	180	164
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(56)	(190)

Total income tax benefit	$3,763	$2,347

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2017, the Company reduced its tax cost basis by $19,129 following the filing of its November 30, 2016 federal tax return due to its fiscal 2016 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At August 31, 2017, the cost basis of investments for federal income tax purposes was $213,486. The cost basis for federal income tax purposes is $67,652 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At August 31, 2017, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$91,376
Gross unrealized depreciation of investments (including options, if any)	(6,148)

Net unrealized appreciation of investments	$85,228

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2017, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P. — Plains AAP, L.P.(1)
Partnership Interests	(2)	(3)	345	$1,902	$7,750	$22.48	4.1%	2.5%

Level 3 Investments(4)

Capital Product Partners L.P.
Class B Units	(2)	(5)	606	$3,457	$4,624	$7.63	2.5%	1.5%
Dominion Midstream Partners, LP
Convertible Preferred Units	12/1/16	(5)	106	2,803	3,240	30.54	1.7	1.0

Total				$6,260	$7,864		4.2%	2.5%

Total of all restricted securities				$8,162	$15,614		8.3%	5.0%

(1)	The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of August 31, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 – Fair Value.

(2)	Security was acquired at various dates during prior fiscal years.

(3)	The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or PAA units will be freely tradeable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2017 were as follows:

Three Months Ended August 31, 2017	Number of Contracts	Premium
Call Options Written
Options outstanding at May 31, 2017	300	$27
Options written	—	—
Options subsequently repurchased(1)	(300)	(27)
Options exercised	—	—
Options expired	—	—

Options outstanding at August 31, 2017	—	$—

(1)	The price at which the Company subsequently repurchased the options was $6, which resulted in net realized gains of $21.

Nine Months Ended August 31, 2017	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2016	1,000	$124
Options written	625	50
Options subsequently repurchased(1)	(625)	(50)
Options exercised	(1,000)	(124)
Options expired	—	—

Options outstanding at August 31, 2017	—	$—

(1)	The price at which the Company subsequently repurchased the options was $11, which resulted in net realized gains of $39.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of August 31, 2017, the Company did not have any interest rate swap contracts outstanding.

The Company did not have any derivative instruments outstanding as of August 31, 2017. The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended August 31, 2017
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$21	$(15)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2017
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$39	$157

9.	Investment Transactions

For the nine months ended August 31, 2017, the Company purchased and sold securities in the amounts of $52,460 and $58,908 (excluding short-term investments and options, if any).

10.	Credit Facility and Term Loan

On August 11, 2017, the Company entered into a new senior secured credit facility (the “Credit Facility”) which includes a $60,000 secured term loan (the “Term Loan”) and a $70,000 secured revolving facility (the “Revolving Credit Facility”). The Term Loan has a four-year term maturing on August 11, 2021, and the Revolving Credit Facility has a two-year commitment maturing on August 11, 2019. The Term Loan and the Revolving Credit Facility replace the Company’s $120,000 revolving credit facility and $70,000 term loan that were scheduled to mature on August 28, 2017 and August 28, 2018, respectively. The interest rate on $30,000 of the Term Loan is fixed at 3.06%, and the interest rate on the remaining $30,000 of the Term Loan is LIBOR plus 1.40%. The interest rate on outstanding loan balances on the Revolving Credit Facility is LIBOR plus 1.25%. The Company pays a fee of 0.30% per annum on any unused amounts under the Revolving Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including maintaining asset coverage ratios. The Credit Facility also contains customary representations and warranties and events of default. Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of August 31, 2017, $60,000 was borrowed on the Term Loan and $4,000 was borrowed under the Revolving Credit Facility ($66,000 of undrawn capacity) at a weighted interest rate of 2.82%. As of August 31, 2017, the Company had unamortized issuance costs totaling $345 related to its Term Loan.

As of August 31, 2017, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Preferred Stock

At August 31, 2017, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000 ($25.00 per share), an estimated fair value of $25,000 and unamortized issuance costs of $72. The Series A MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The Series A MRP Shares are the first issuance under a three-year, $100,000 uncommitted private shelf facility provided by an institutional investor.

On August 31, 2017, the Company’s Series A MRP Shares were rated “A” by FitchRatings. The dividend rate on the Company’s MRP Shares will increase between 0.5% to 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for the MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2017, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

12.	Common Stock

At August 31, 2017, the Company has 199,000,000 shares of common stock authorized and 10,759,279 shares outstanding. As of August 31, 2017, KACALP owned directly and indirectly 18,450 shares of the Company. Transactions in common shares for the nine months ended August 31, 2017 were as follows:

Shares outstanding at November 30, 2016	10,704,709
Shares issued through reinvestment of distributions	54,570

Shares outstanding at August 31, 2017	10,759,279

13.	Subsequent Events

On September 28, 2017, the Company declared its quarterly distribution of $0.40 per common share for the third quarter. The total distribution of $4,304 was paid October 13, 2017. Of this total, pursuant to the Company’s dividend reinvestment plan, $294 was reinvested into the Company through the issuance of 17,895 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and President

Terry A. Hart	Director, Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Alan R. Boswell	Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.